Exhibit 99.1

Anika Therapeutics, Inc.Rodman & Renshaw 8th Annual Healthcare Conference November 7, 2006

Safe Harbor Statement The statements made in this presentation which are not statements of historical fact are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements involve known and unknown risks, uncertainties and other factors. The words “potential,” “develop,” “promising,” “believe,” “will,” “would,” “expect,” “anticipate,” “intend,” “estimate,” “plan, “likely,” and other expressions which are predictions of or indicate future events and trends and which do not constitute historical matters identify forward-looking statements, including without limitation management’s discussion of the company’s growth and strategic plans. The Company's actual results could differ materially from any anticipated future results, performance or achievements described in the forward-looking statements as a result of a number of factors including the results of its research and development efforts and timing of regulatory approvals. Certain other factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include those set forth under the headings “Business,” “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, and Quarterly Report on Form 10-Q for the quarters ended March 31, June 30, and Sept. 30 2006, as well as those described in the Company's press releases and other SEC filings.

Company Overview Public company since 1993 with market capitalization of $140 million Develops, manufactures and commercializes therapeutic products and devices for tissue protection, healing and repair Current products target ophthalmic and osteoarthritis markets New product development includes: HA formulations designed to prevent post-operative adhesions Cosmetic tissue augmentation (CTA) products for facial wrinkles, scars and lip augmentation

Investment Highlights Market trends driving growth potential Aging population maintaining high levels of fitness Market for cosmetic procedures growing rapidly International demand and untapped domestic potential for OrthoVisc® Record product revenue for 9M’06CTA product Significant growth opportunities in domestic and international markets New distribution agreement with Galderma

Recent Accomplishments Grew OrthoVisc® 52* percent Domestic: 100+ percent Signed new international distribution agreements Advanced CTA product Signed worldwide development and commercialization agreement with Galderma Pharma CE Mark on initial CTA product * 9M 2006

Opportunity

Product Revenue by Franchise


(in thousands)
24,000
21,000
18,000
15,000
12,000
9,000
6,000
3,000
0
9M2006
$2,307
$915
$9,907
$3,073
$1,745
$10,512
$8,699
$2,054
$11,533
$7,939
$2,074
$10,380
$9,119
$1,298
$8,433
2002
2003
2004
2005
2006 *
Ophthalmic
Hyvisc
Orthovisc
Incert

*2006 financial information is based on nine month results

ANIKA THERAPEUTICS

Product Revenue by Franchise


% of Total Product Revenue
80%
70%
60%
50%
40%
30%
20%
10%
0%
2002
2003
2004
2005
2006*
Ophthalmic
Hyvisc
Orthovisc
Incert

ANIKA THERAPEUTICS

*2006 financial information is based on nine month results

Osteoarthritis Business Review Strong growth in OrthoVisc® sales & royalties from DePuy-Mitek New J-Code for 2007 improves sales prospects Good international growth potential Clinical trials initiated to support franchise expansion HyVisc Gold standard for equine osteoarthritis care Leverage brand equity to penetrate global markets

OrthoVisc® – Product Sales



(in thousands)
9M2006
10,000
8,000
6,000
4,000
2,000
0
$2,307
$3,073
$4,030
$4,669
$6,295
$1,644
$5,526
$3,593
2002
2003
2004
2005
2006 *
International
U.S.

* 2006 financial information is based on nine month results

Osteoarthritis Market Osteoarthritis (OA) - the most common form of arthritis Increase in inflammatory cytokines and degradative enzymes Causes breakdown and loss of cartilage leading to pain and swelling Over 20 million in U.S. have OA (10 million in knee) By 2030, 70 million in U.S. at risk for OA

Growing Worldwide Osteoarthritis Market


(in millions)
1,400
1,200
1,000
800
600
400
200
0
$957
$1,023
$1,080
$1,153
$1,234
2006
2007
2008
2009
2010

Source: Frost & Sullivan 2004

ANIKA THERAPEUTICS

Viscosupplement Market Participants


OrthoVisc
2%
Supartz
11%
High Molecular Weight
Synvisc
58%
Hyalgan
29%

2005 U.S. market estimate by product (Anika)

OrthoVisc Growth Strategy Gain market share in U.S. by highlighting competitive advantages of OrthoVisc® Expand indications to include shoulder, hip and other joints Open new international markets where pricing is attractive Develop line extension and new products

Ophthalmic Business Review Perfect blend of performance properties Strong marketing partners Bausch & Lomb Staar Surgical Modest growth expected for 2006 Products used in mostophthalmic intraocular surgeries Gold standard in viscoelastics

Anika Ophthalmic Sales &U.S. Competitive Landscape Market Share Source: Anika, Frost & Sullivan 2004 Anika Ophthalmic Revenue 2002 - 2006 U.S. Viscoelastic - $162M * 2006 financial information is based on year-to-date results 9M‘06 (in thousands) $9,907$10,512$11,533$10,522$8,43302,0004,0006,0008,00010,00012,00014,00020022003200420052006*AMO, 19%Other, 6%Alcon, 53%B&L, 22%

Innovation

Product Pipeline Drug DeliveryDrug DeliveryPivotalPivotalPilotPilotMarketMarketRegulatory Regulatory ApprovalApprovalClinical DevelopmentClinical DevelopmentPreclinical Preclinical DevelopmentDevelopmentResearchResearchProduct LinesProduct LinesVeterinaryHyviscNext GenerationOsteoarthritisOrthoViscNext GenerationIncertEuropean UnionUnited StatesCTAFirst GenerationNext GenerationPivotalPivotalPilotPilotMarketMarketRegulatory Regulatory ApprovalApprovalClinical DevelopmentClinical DevelopmentPreclinical Preclinical DevelopmentDevelopmentResearchResearchProduct LinesProduct LinesVeterinaryHyviscNext GenerationOsteoarthritisOrthoViscNext GenerationIncertEuropean UnionUnited StatesCTAFirst GenerationNext GenerationReceived CE Mark & Submitting Amendments®®Multiple IndicationsMultiple IndicationsCE MarkCE Mark

Cosmetic Tissue Augmentation (CTA) Growing demand for soft tissue fillersFacial wrinkles Scar remediation Lip augmentation Global market - $300* million (2005) U.S. market - $200* million (2005) HA procedures – up 35% in 2005** Worldwide distribution agreement with Galderma Pharma Before After * Deutsche Bank 2004 / Anika estimates** American Society for Aesthetic Plastic Surgery

Galderma Agreement Signed development and commercialization agreement in July 2006 Worldwide leading dermatology company Active markets in 65 countries 915 medical sales representatives and 33 affiliates, globally 58% of dermatology sales derive from U.S. and Canada

CTA Timeline PMA approval on initial CTA product imminent Submit supplements to CE Mark and PMA approvals late 2006 Address cosmetic issues and shelf life Efficacy and safety not an issue Believe no additional trials necessary Galderma to launch enhanced version of CTA product in mid-2007

Product Development Strategy Develop a series of line extensions for CTA Future products may include: Mesotherapy Fine Lines Lips Develop pipeline of products to address issues of joint health Palliative Protective Restorative

Growth

Selected Income Statement Data *Excludes a gain of $.62 related to released tax reserves in 2004 20022003200420059M'06Product Revenue$13.1 $15.3 $22.3 $20.5 $18.9 Contract/ Other$0.1 $0.1 $4.2 $9.3 $2.1 Total Revenue$13.2 $15.4 $26.5 $29.8 $21.0 Product Gross Margin38%48%55%46%57%Net Income($3.0)$0.8 $4.2*$5.9 $3.6 Diluted EPS($0.31)$0.08 $0.36*$0.52 $0.32

Product Revenue



(in thousands)
25,000
20,000
15,000
10,000
5,000
0
$13,129
$15,330
$22,286
$20,534
$18,876
9M'06
2002
2003
2004
2005
9M '06

Product Gross Margin


80%
70%
60%
50%
40%
30%
20%
10%
0%
38%
48.0%
46% *
46.0%
57.0%
2002
2003
2004
2005
9M2006

*Product gross margin reflects recall of Ophthalmic product line.

ANIKA THERAPEUTICS

Selected Balance Sheet Data $37.9 $0 $46.6 $44.7 Dec 2005 $50.5 Working capital $47.4 Cash & cash equivalents $0 Debt $43.9 Stockholders’ equity Sept 2006 (in millions)

Building Momentum in 2006/2007 Leverage partnerships to drive domestic and international OrthoVisc sales growth Obtain amended PMA and prepare worldwide CTA product launch Advance at least one next-generation product concept in our pipeline into the clinic Achieve significant cost reductions through process improvement and automation; advances in raw material sourcing

Anika Therapeutics, Inc.